SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

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FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) – July 19, 2005

FIRST HORIZON NATIONAL CORPORATION
(Exact Name of Registrant as Specified in Charter)

TENNESSEE	001-15185	62-0803242
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

165 MADISON AVENUE
MEMPHIS, TENNESSEE	38103
(Address of Principal Executive Office)	(Zip Code)

Registrant’s telephone number, including area code - (901) 523-4444

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01.    ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On July 19, 2005, the Board of Directors of the registrant took certain actions which resulted in the amendment of the 1995 Employee Stock Option Plan and the 2000 Employee Stock Option Plan to give the Plans’ administrative Committee the authority to extend the post-termination exercise period of options following the death or termination of an option holder, provided that such options may not be extended beyond their original expiration dates. The Committee may exercise this authority on a case by case basis. The change gives the Committee the same discretion under the two older Plans that it presently has under the registrant’s shareholder-approved 2003 Equity Compensation Plan.

ITEM 5.03.    AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS;
                       CHANGE IN FISCAL YEAR

(a) Amendment to Bylaws

     (1) On July 19, 2005, the registrant’s Board of Directors amended the registrant’s Bylaws. The amendments were effective immediately. The Bylaws, as amended and restated, are filed herewith as Exhibit 3.2.

     (2) The amendments modified and reorganized a number of officer designations and categories (primarily affecting Article FOUR but incidentally affecting a number of other sections that refer to specific officers), and amended the retirement provision (Section 7.1) applicable to directors. The principal change in the retirement provision is an increase in the basic retirement age from 65 to 68.

ITEM 8.01.    OTHER EVENTS

                On March 23, 2005, the registrant’s subsidiary, First Tennessee Bank National Association (“Bank”), issued 300,000 shares of Class A Non-Cumulative Perpetual Preferred Stock (“Bank Preferred Stock”). That issuance was the subject of the registrant’s Current Report on Form 8-K filed March 24, 2005.

                The Bank has made a Declaration of Covenant dated as of July 20, 2005 (“Declaration”) in connection with the Bank Preferred Stock. Under the Declaration, the Bank has promised to redeem shares of the Bank Preferred Stock only if and to the extent that the redemption price is equal to or less than the New Equity Amount as of the date of redemption. “New Equity Amount” means, on any date, the net proceeds to the Bank or subsidiaries of the Bank received during the six months prior to such date from new issuances of common stock of the Bank or of other securities or combinations of securities that

(i) qualify as Tier 1 capital of the Bank, and

(ii) as reasonably determined in good faith by the Bank’s Board of Directors, (x) on a liquidation or dissolution of the Bank rank pari passu with or junior to the Bank Preferred Stock (or, if all of the Bank Preferred Stock has been redeemed, would have ranked pari passu with or junior to the Bank Preferred Stock had it remained outstanding), (y) are perpetual, with no prepayment obligation on the part of the issuer, whether at the election of holders or otherwise (although such securities may be subject to early redemption at the option of the issuer), and (z) dividends or other distributions on which are non-cumulative;

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provided, however, that the net proceeds of such securities or combinations of securities (A) if issued to any affiliate of the Bank other than its parent company, First Horizon National Corporation (“FHNC”), shall not qualify as a New Equity Amount and (B) if issued to FHNC shall qualify as a New Equity Amount only if such securities or combinations of securities have been purchased by FHNC with the net proceeds from new issuances of common stock of FHNC or of securities or combinations of securities by FHNC during such six-month period that

(i) qualify as Tier 1 capital of FHNC and

(ii) as reasonably determined in good faith by FHNC’s Board of Directors, (x) on a liquidation or dissolution of the issuer rank junior to all indebtedness for money borrowed and claims of other creditors of the issuer, (y) are perpetual, with no prepayment obligation on the part of the issuer, whether at the election of holders or otherwise (although such securities may be subject to early redemption at the option of the issuer), and (z) dividends or other distributions on which are non-cumulative.

                The covenants in the Declaration run in favor of persons that buy, hold, or sell debt of the Bank during the period that such debt is “Covered Debt.” The Bank’s 5.05% Subordinated Bank Notes Due January 15, 2015 (“Notes”) are the initial Covered Debt. Other debt will replace the Notes as the Covered Debt under the Declaration on the earlier to occur of (x) the date two years prior to the Notes’ maturity, or (y) the date the Bank gives notice of a redemption of the Notes such that, or the date Notes are repurchased in such an amount that, the outstanding principal amount of Notes is or will become less than $100 million.

                The Declaration is subject to various additional terms and conditions. The Declaration may be terminated if the holders of at least 51% by principal amount of the Covered Debt so agree, or if the Bank no longer has any long-term indebtedness rated by a nationally recognized statistical rating organization.

                The summary description of the Declaration in this report is qualified in its entirety by the full terms of the Declaration, which are controlling.

ITEM 9.01.	Financial Statements and Exhibits

(c) Exhibits

Exhibit #	Description
3.2	Bylaws of the Corporation, as amended and restated July 19, 2005.

10.2(c)	1995 Employee Stock Option Plan, as amended and restated July 19, 2005.

10.2(e)	2000 Employee Stock Option Plan, as amended and restated July 19, 2005.

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Pursuant to Instruction B.4. to Form 8-K and applicable regulations and releases, forms of documents, and descriptions of arrangements, related to the foregoing matters reported under Item 1.01 will be filed as exhibits to the registrant’s quarterly report on Form 10-Q applicable to the third quarter of 2005, unless filed on an earlier Form 10-Q or Form 8-K and except for exhibits filed with this Report. All summaries and descriptions of documents, and of amendments thereto, set forth above are qualified in their entirety by the documents themselves, whether filed as an exhibit hereto or filed as an exhibit to a later report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST HORIZON NATIONAL CORPORATION

Date: July 22, 2005	By: /s/ Marlin L. Mosby III
Name: Marlin L. Mosby III
Title: Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit #	Description
3.2	Bylaws of the Corporation, as amended and restated July 19, 2005.

10.2(c)	1995 Employee Stock Option Plan, as amended and restated July 19, 2005.

10.2(e)	2000 Employee Stock Option Plan, as amended and restated July 19, 2005.